J.P. MORGAN U.S. EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan Dynamic Growth Fund
JPMorgan U.S. Research Equity Plus Fund
(each a Fund and collectively the Funds)

Supplement dated December 10, 2010
to the Class A, Class B, Class C and Select Class Shares
Prospectus dated November 1, 2010

The first table in the section titled “The Funds’ Investment Adviser” in “The Funds’ Management and Administration” is hereby amended to include the following:

Dynamic Growth Fund	0.00%
U.S. Research Equity Plus Fund[2]	0.00

2  For the period from 4/1/10 (commencement of operations) to 6/30/10

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USEQ-MERGE-1210